Employee Frequently Asked Questions (FAQ)

Note: For clarity to the reader, most questions and answers are written to convey a possible future under Siris Capital ownership. Web.com acknowledges an alternative transaction or no transaction could occur. Web.com statements regarding Siris, Siris' potential ownership, and Siris' intentions are based on Web.com's understanding and what has been conveyed to Web.com by Siris.

1.	What was announced today?

•	Today, Web.com announced that it has entered into an agreement to be acquired by an affiliate of Siris Capital Group, LLC (“Siris”).

•	If the transaction is completed, Web.com will be become wholly owned by an affiliate of Siris and will no longer be publicly traded on the NASDAQ exchange.

•	The press release can be found [here (hyperlink)].

2.	What are the terms of the transaction?

•	An affiliate of Siris has agreed to acquire all of the outstanding shares of Web.com for $25.00 per share, representing a total enterprise value of approximately $2 billion.

•	The $25.00 per share price represents a premium of 30% over Web.com’s 90-day volume-weighted average price ended on June 19, 2018.

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Under terms of the merger agreement, Web.com is allowed to solicit alternative acquisition proposals for our company from other potential acquirers during a 46-day "go-shop" period. There is no guarantee that a superior proposal will be received, and the merger agreement provides Siris with a customary right to match a superior proposal. Following the go-shop period, Web.com will hold a special meeting of shareholders where shareholders will have the opportunity to approve the company’s acquisition by Siris.

•	The transaction, which was unanimously approved by the members of Web.com’s board of directors, is not subject to any financing condition.

3.	When will the transaction close?

•	We expect the transaction will close in Q4 2018, subject to receipt of shareholder approval, satisfaction of customary closing conditions, and applicable regulatory and anti-trust approvals.

4.	Who is Siris Capital?

•	Siris is a private equity firm headquartered in New York focused on making control investments in data, telecommunications, technology, and technology-enabled business service companies.

•	Siris was founded in 2011 by Frank Baker, Peter Berger, and Jeff Hendren and currently has $2.4 billion in capital under management.

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We understand that a key component of Siris’ investment approach is its partnership with exceptional senior operating executives, or Executive Partners, who work with Siris to identify, validate, and support execution of investments. Siris’ Executive Partners’ deep domain experience in the technology sector and their significant involvement allows Siris to partner with management to add value both operationally and strategically.

5.	Why is Siris Capital a good partner for Web.com?

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Siris has an established track record of success in consummating similar take-private transactions, including Polycom, Premiere Global Services (PGi), Digital River, Transaction Network Services (TNS), Xura (Mavenir), Airvana, and Tekelec.

•	We understand Siris is collaborative and partnership-oriented. Siris is an investor and does not operate the companies it invests in – it backs and empowers the management of the companies it owns.

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We believe Siris is a “long-term” investor that focuses on driving sustainable, profitable growth and overall business value – it is not focused on short-term quarterly results or a public share price.

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A transition to private ownership with a supportive partner like Siris Capital could allow Web.com to make multi-year, strategic investments for growth and profitability that do not need to take into account short-term public market expectations, fluctuations in public share price, or quarterly GAAP financials. We ultimately expect this to benefit all stakeholders – customers, partners, and employees.

•	Siris’ Executive Partners and deep network of industry executives could add strategic and operational support to enable and accelerate management’s objectives.

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The investment Siris plans to make in Web.com is a clear endorsement of our strategy and a confirmation of the future potential it sees in the company. With Siris’ investment and guidance, we can execute on our strategy and continue this next phase of growth for Web.com.

6.	Why does the transaction make sense for Web.com shareholders?

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After a thorough evaluation process, our board of directors viewed Siris’ proposal as a compelling transaction that will provide shareholders with immediate and substantial cash value, while allowing Web.com to continue delivering substantial value to our customers, partners, and employees.

7.	Why is Siris buying Web.com?

•	Web.com fits into Siris’ technology portfolio of companies that provide solutions that are mission-critical to their customers’ businesses and revenue.

•	Siris believes Web.com shares many characteristics that it actively looks for in its investments:

o	Strong brand equity and competitive positioning;

o	Product and service offerings that are “mission critical” to customers;

o	Embedded relationships with a diverse customer base;

o	Attractive market and growth dynamics;

o	Strong technology platform and service delivery capabilities;

o	Opportunities for organic and acquisition-driven growth;

o	Experienced leadership teams.

•	Siris sees great talent and potential within the organization and is excited to partner with Web.com to support and accelerate the company’s strategic and operational priorities.

8.	Did Web.com’s board of directors approve the transaction?

•	Yes. The transaction and the merger agreement were unanimously approved by the members of Web.com’s board of directors.

9.	Is Siris contemplating merging Web.com with one of its other portfolio companies?

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We understand that Siris does not intend to combine Web.com with any other Siris portfolio companies. However, Siris does believe each of its portfolio companies benefit by collaborating with one another on best practices.

10.	Will the name of the company change?

•	We understand that Web.com will retain its name upon completion of the transaction.

11.	What will be the composition of Web.com’s executive team and board of directors? Will any key executives be leaving the company?

•	We understand that there are no immediate planned changes with respect to the executive team at this time.

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We believe that Siris recognizes the incredible contributions the Web.com leadership and management team has made to building the company into what it is today. As such, we understand Siris welcomes management’s participation and contributions to the business going forward.

•	Consistent with similar “take-private” transactions led by financial sponsors, the board of directors will be reconstituted when the transaction closes.

•	Any other key personnel decisions will be identified and communicated to the organization as soon as practical.

12.	How will this transaction impact Web.com’s product and service offerings?

•	There are no immediate contemplated changes to Web.com’s product and service offerings.

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Enhancements or refinements to Web.com’s product and service offerings may be contemplated in the future in the ordinary course of business and / or as a result of Siris’ strategic guidance. Any decisions with respect to the company’s go-forward product and service offerings will be identified and communicated to the organization as soon as practical.

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As the new owner, we believe that Siris has significant expertise in investing in technology businesses and is committed to helping Web.com develop long-term, sustainable competitive advantages. With their investment and guidance, we can further refine and accelerate our strategy and deliver even more value to our customers.

13.	Will Web.com look to acquire other companies?

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We understand Siris would like Web.com to continue to evaluate accretive acquisition opportunities that can leverage the company’s existing infrastructure, augment and complement its existing portfolio of products and services and are consistent with its go-forward strategy.

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As an experienced financial investor with deep transaction experience, industry relationships, and technical experience in Web.com’s markets, we believe Siris is well-positioned to assist the company in identifying, validating, and executing on such M&A opportunities.

14.	What happens between now and the completion of the transaction?

•	We will continue to operate normally and independently, and our work should continue to be “business as usual”.

•	We all benefit by staying focused on meeting our deadlines and customer commitments and working diligently to achieve our 2018 business plan.

15.	What does it mean to be a privately-owned company?

•	If the transaction is completed as planned, Web.com will no longer be a company with publicly traded shares. Web.com will become a private company, wholly owned by an affiliate of Siris.

16.	Why is this transaction a good thing for employees? Are there any benefits to private ownership?

•	The investment Siris plans to make in Web.com is a clear endorsement of our strategy and reflective of the potential Siris sees in our business and the talent and experience of our employees.

•	We expect private ownership will allow us to devote even more time and attention to delivering valuable products and outstanding service to customers.

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More specifically, we expect private ownership will allow us to make long-term, strategic investments in its customers, partners, employees, technology, and systems that do not need to take into account short-term public market expectations, a closely scrutinized public share price, or quarterly GAAP financials.

•	Private ownership should also allow us to remain agile and responsive to changing market conditions and customer needs.

17.	Will Siris change how we run the company? Will my role / team change, and if so, how? Will there be a change in the person to whom I report?

•	We do not anticipate the day-to-day operations of the company to immediately change.

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Before the transaction closes – aside from actions taken in the ordinary course of business –no immediate changes will be made to titles, roles, teams or reporting lines. It is “business as usual” and the scope of your role will remain unchanged.

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After the transaction closes and we are no longer a public company, there may be certain changes or movement in roles and teams. However, it is still early, and we will communicate any such changes at the appropriate time.

18.	Will I keep my service date under the Siris transaction?

•	Yes, your service date will remain the same.

19.	Will there be any changes to employee compensation and benefits?

•	Until the transaction closes, any changes to benefits would be in the ordinary course of business.

•	Following the close of the transaction, we are not aware of any plans to make any adverse changes to base wages or salary or cash bonus opportunities.

•	Following the close of the transaction, we are not aware of any plans to make material changes to any employee benefit programs, including employee health and medical benefits programs.

•	We understand Siris is dedicated to maintaining a competitive compensation and benefits environment for employees.

20.	(Employees exempt from overtime) What will happen to the Annual Bonus Plan under the Siris transaction?

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The existing Annual Bonus Plan will remain in place for eligible employees through the remainder of the year and will be based on previously communicated target annual bonus opportunities, corporate performance metrics, and individual performance criteria, if applicable.

•	Additionally, for at least one year following the close of the transaction, Siris has agreed to maintain at least the same bonus opportunities as are in effect as of the closing.

•	In the future, Siris intends to support management in implementing competitive incentive programs to attract, reward, and retain employees.

•	We understand Siris is dedicated to maintaining a competitive compensation and benefits environment for employees.

21.	(Employees in Sales and Service positions) What will happen to the commission and incentive plans under the Siris transaction?

•	Until the transaction closes, any changes to commission and incentive plans would be in the ordinary course of business.

•	In the future, Siris intends to support management in implementing competitive incentive programs to attract, reward, and retain employees.

•	We understand Siris is dedicated to maintaining a competitive compensation and benefits environment for employees.

22.	What will happen to my equity compensation awards under the Siris transaction?

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Under the merger agreement, if the transaction closes, employee incentive equity awards outstanding immediately prior to the completion of the transaction (including non-statutory stock options, restricted stock awards, stock appreciation rights, restricted stock unit awards, performance stock awards, and other stock awards under the umbrella "2014 Equity Incentive Plan") will immediately vest in full and be cashed out at the $25.00 per share merger consideration less, in the case of stock options, any applicable exercise price.

•	All such payments in relation to the equity compensation awards held by current or former employees will be subject to any required tax withholdings.

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Siris recognizes that incentivizing and retaining employees is critical to the success of the company and the livelihood of its workforce, and as such, we understand Siris plans to develop and maintain a competitive compensation and benefits environment going forward. Further communications regarding compensation and benefits will follow in the months to come.

23.	What will happen to the 401(k) program under the Siris transaction?

•	There are no contemplated changes to the 401(k) program available to employees as a result of the transaction.

•	Further communications regarding compensation and benefits will follow in the months to come.

•	We understand Siris is dedicated to maintaining a competitive compensation and benefits environment for employees.

24.	What will happen to the Supplemental Executive Retirement Plan and Non-Qualified Deferred Compensation Plan?

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Under the terms of the plans, the Supplemental Executive Retirement Plan and Non-Qualified Deferred Compensation Plan will immediately vest in full if the transaction closes and will be paid out shortly thereafter.

25.	Will Web.com’s employees become employees of Siris?

•	No. You will continue to be employees of Web.com.

•	If the transaction is completed as planned, Web.com will be owned by an affiliate of Siris.

26.	Will the organizational structure of the company change?

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After the transaction closes and we are no longer a public company, there may be certain changes or movement in roles and teams. However, it is still early, and we will communicate any such changes at the appropriate time.

•	As more information becomes available, we will communicate any material changes to impacted individuals and the organization as a whole, in advance of any such changes.

27.	Is my job at risk? Will there be layoffs associated with the transaction?

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Before the transaction closes – aside from actions taken in the ordinary course of business – no immediate changes will be made to titles, roles, teams or reporting lines. It is “business as usual” and the scope of your role will remain unchanged.

•
After the transaction closes and we are no longer a public company, there may be certain changes or movement in roles and teams. However, it is still early, and we will communicate any such changes at the appropriate time.

28.	Will our company headquarters change as a result of the transaction?

•	No. Siris has informed us that there is no planned relocation of Web.com’s headquarters from Jacksonville, Fla.

29.	What does this transaction mean for the new company headquarters now under construction?

•	Current plans for the previously announced new Jacksonville headquarters building are unchanged.

30.	Will there be office closures of any facilities? Will the transaction require me to relocate?

•	As with other specifics, details will be shared with employees as more information becomes available after the transaction closes, in advance of any potential changes.

31.	What will be the impact on recruiting?

•	We do not expect the transaction to have any material impact on recruiting. We will continue our efforts to attract and recruit the best possible talent for the company.

32.	What does this mean for contractors?

•	The transaction should have no immediate impact on contractor relationships with Web.com.

33.	What’s next?

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You will not see any immediate change to the way our business operates and transacts. We should convey confidence in this message to our customers and vendor partners and continue to provide them with the same high‐levels of commitment, service, and support that they deserve and expect from Web.com.

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The executive leadership team and select managers will communicate the news of the transaction directly to customers and vendor partners. However, we all must diligently work to ensure that our current customer relationships and projects are not impacted.

34.	If our customers or vendor partners call and ask questions, what can I tell them?

•	You can tell them that meeting the needs of our customers and vendor partners remains our number one priority.

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You can also tell them that Web.com’s customers and vendor partners should not anticipate any operational impact, account managers and points of contact will remain the same, and all current contracts will remain in place with no change in our business agreements.

•	Please direct them to our public press release announcing the transaction for additional details.

35.	What should I do if I receive calls from members of the media or financial community?

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It is likely that this announcement will result in increased attention from the media or other outside parties. Consistent with our company policy, no employees or contractors, other than approved corporate spokespeople, should make comments about the transaction - in person or on social media.

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If you are contacted by the media, investor, financial analyst or any other outside party about Web.com's or Siris’ involvement in the transaction, please direct all news media to Brian Wright at 904-680-6633 or those from the financial community to Ira Berger at 904-680-6909.

36.	Who do I talk to if I have questions or concerns about this transaction?

•	Feel free to speak with your manager or your HR representative with any questions.

•	Lines of communication will be kept open with employees during the deal closure process – we want to be as transparent with you as we can.

CAUTIONARY STATEMENT RELATING TO FORWARD LOOKING STATEMENTS

This communication contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of Web.com. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Web.com’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Web.com, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parker Private Holdings II, LLC and Parker Merger Sub, Inc. to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (v) the effect of the announcement or pendency of the transaction on Web.com’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of Web.com and potential difficulties in Web.com employee retention as a result of the transaction, (vii) risks related to diverting management’s attention from Web.com’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against Web.com or Parker Private Holdings II, LLC or Parker Merger Sub, Inc. related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Web.com described in the “Risk Factors” section of Web.com’s Annual Report on Form 10-K for the year ended December 31, 2017, and in Web.com’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on February 23, 2018, and May 4, 2018, respectively, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.web.com/financial-information/sec-filings Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Web.com assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Web.com does not give any assurance that it will achieve its expectations.

IMPORTANT INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction, Web.com intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF WEB.COM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WEB.COM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Web.com files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Web.com will be available free of charge on Web.com’s investor relations website at https://ir.web.com/financial-information/sec-filings or by contacting Web.com’s Investor Relations Department at Ira.Berger@web.com.

PARTICIPANTS IN THE SOLICITATION

Web.com and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Web.com in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Web.com’s directors and executive officers is also included in Web.com’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2018. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

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